Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Summary of remaining required payments under the terms of the ground lease	As of September 30, 2014, the remaining required payments under the terms of these ground lease are as follows (in thousands):

2014	$45
2015	180
2016	180
2017	198
2018	198
Thereafter	34,444
Total	$35,245